UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

November 8, 2013
Date of Report (Date of earliest event reported)

NOVATION COMPANIES, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-13533	74-2830661
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
2114 Central Street, Suite 600, Kansas City, MO 64108
(Address of principal executive offices) (Zip Code)
(816) 237-7000
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
Novation Companies, Inc. (the “Company”) plans to discuss its third quarter 2013 operating results on Tuesday, November 12, 2013. On that date, W. Lance Anderson, Chairman of the Board of Directors and Chief Executive Officer, plans to host a conference call at 11 a.m. (Central Time) to review these results and certain forward-looking statements with the investment community. The Company released its third quarter results in its quarterly report on Form 10-Q filed with the U.S. Securities and Exchange Commission on November 7, 2013. The general public is invited to listen to the call by dialing (800) 757-5680, or via a live audio webcast at https://cc.callinfo.com/r/1srf4r0yuwtjq&eom. A replay will be available within 24 hours after the call at
http://novationcompanies.com/investors/financials.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NOVASTAR FINANCIAL, INC.

DATE: November 8, 2013	/s/ Rodney E. Schwatken Rodney E. Schwatken Chief Financial Officer